EXHIBIT 99.2

CONTRIBUTION, DISTRIBUTION, AND ASSUMPTION

AGREEMENT

by and among

DOMINION ENERGY QUESTAR CORPORATION

DOMINION ENERGY MIDSTREAM GP, LLC

DOMINION ENERGY MIDSTREAM PARTNERS, LP

DOMINION MLP HOLDING COMPANY, LLC

DOMINION GAS PROJECTS COMPANY, LLC

DOMINION COVE POINT, LLC

COVE POINT GP HOLDING COMPANY, LLC

DOMINION MLP HOLDING COMPANY II, LLC

QPC HOLDING COMPANY, LLC

Dated November 5, 2019

CONTRIBUTION, DISTRIBUTION AND ASSUMPTION AGREEMENT

This Contribution, Distribution and Assumption Agreement (this “Agreement”), dated November 5, 2019 (the “Effective Time”), is by and among Dominion Energy Questar Corporation, a Utah corporation (“DEQ”), Dominion Energy Midstream Partners, LP, a Delaware limited partnership (“DM”), Dominion Energy Midstream GP, LLC, a Delaware limited liability company (“DM GP”), Dominion MLP Holding Company, LLC, a Delaware limited liability company (“DMLP Holdings”), Dominion Gas Projects Company, LLC, a Delaware limited liability company (“DGPC”), Dominion Cove Point, LLC, a Virginia limited liability company (“DCP”), Cove Point GP Holding Company, LLC, a Delaware limited liability company (“CP Holdings”), Dominion MLP Holding Company II, LLC, a Virginia limited liability company (“DMLPHC II”), QPC Holding Company, LLC, a Utah limited liability company (“QPC Holdco”). The above-named entities are sometimes referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, each of the Parties is a wholly owned subsidiary of Dominion Energy, Inc., a Virginia corporation (“DEI”);

WHEREAS, the Parties desire to effect a series of transactions in connection with an internal reorganization;

WHEREAS, the stockholders, members or partners of the Parties have taken all corporate, limited liability company or partnership actions, as the case may be, required to approve the transactions contemplated by this Agreement;

WHEREAS, DEI, QPC Holding Company, DEQ, DGPC, Dominion Cove Point, Inc., CP Holdings and Dominion MLP Holding Company II, Inc. have previously entered into that certain Contribution Distribution, and Assumption Agreement, dated November 4, 2019 (the “Phase 1 Agreement”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE I

TRANSFERS, CONTRIBUTIONS, ACKNOWLEDGEMENTS AND DISTRIBUTIONS

Subject to Section 3.1 of this Agreement, the following shall be completed at the Effective Time in the sequence set forth below:

Section 1.1    Distribution of Interests in DGPC. DCP and DMLPHC II shall distribute all of their respective membership interests in DGPC to DEQ, for its own use, forever, and DEQ shall accept such distributions.

Section 1.2    Amendment of DGPC Operating Agreement. Immediately after the preceding distributions in Section 1.1 hereof, DEQ shall amend the operating agreement of DPGC to reflect its new ownership, as set forth in the form attached hereto as Exhibit A.

Section 1.3    First Distribution of Interests in CP Holdings. Immediately after the preceding amendment in Section 1.2 hereof, DM shall distribute all of its membership interests in CP Holdings to DMLP Holdings, for its own use, forever, and DMLP Holdings shall accept such distribution.

Section 1.4    Second Distribution of Interests in CP Holdings. Immediately after the preceding distribution in Section 1.3 hereof, DMLP Holdings shall distribute all of its membership interests in CP Holdings to DCP, for its own use, forever, and DCP shall accept such distribution.

Section 1.5    Third Distribution of Interests in CP Holdings. Immediately after the preceding distribution in Section 1.4 hereof, DCP shall distribute all of its membership interests in CP Holdings to DEQ, for its own use, forever, and DEQ shall accept such distribution.

Section 1.6    Distribution of Interest in Cove Point. Immediately after the preceding distribution in Section 1.5 hereof, DCP shall distribute all of its partnership interests in Dominion Energy Cove Point LNG, LP, a Delaware limited partnership (“Cove Point”) to DEQ, for its own use, forever, and DEQ shall accept such contribution.

Section 1.7    Contribution of Interest in Cove Point. Immediately after the preceding distribution in Section 1.6 hereof, DEQ shall contribute all of its partnership interests in Cove Point to DMLPHC II, for its own use, forever, and DMLPHC II shall accept such contribution.

Section 1.8    Distribution of 26.12% Interest in Cove Point. Immediately after the preceding contribution in Section 1.7 hereof, DGPC shall distribute a 26.12% partnership interest in Cove Point to DEQ, for its own use, forever, and DEQ shall accept such distribution.

Section 1.9    Contribution of Interests in Cove Point. Immediately after the preceding distribution in Section 1.8 hereof, DEQ shall contribute a 26.12% interest in Cove Point and all of its partnership interests in CP Holdings to DMLPHC II, for its own use, forever, and DMLPHC II shall accept such contributions.

Section 1.10    Distribution of 16.41% Interest in Cove Point. Immediately after the preceding contribution in Section 1.9 hereof, CP Holdings shall distribute a 16.41% partnership interest in Cove Point to DMLPHC II, for its own use, forever, and DMLPHC II shall accept such distribution.

Section 1.11    Amendment of Cove Point Limited Partnership Agreement. Immediately after the preceding distribution in Section 1.10 hereof, DMLPHC II, DGPC, and CP Holdings, shall amend the limited partnership agreement of Cove Point to reflect, among other things, its new ownership, as set forth in form attached hereto as Exhibit B.

Section 1.12    Distribution of Interests in DM. Immediately after the preceding distribution in Section 1.11 hereof, QPC Holdco shall distribute all of its membership interests in DM to DEQ, for its own use, forever, and DEQ shall accept such distribution.

Section 1.13    Contribution of Interests in DM. Immediately after the preceding distribution in Section 1.12 hereof, DEQ shall contribute all of its membership interests in DM to DCP, for its own use, forever, and DCP shall accept such distribution.

Section 1.14    Amendment of DM Limited Partnership Agreement. Immediately after the preceding contribution in Section 1.13 hereof, DCP, DMLP Holdings, and DM GP shall amend the limited partnership agreement of DM to reflect, among other things, its new ownership, as set forth in form attached hereto as Exhibit C.

ARTICLE II

FURTHER ASSURANCES

From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so and (c) more fully and effectively to carry out the purposes and intent of this Agreement.

ARTICLE III

EFFECTIVE TIME

Section 3.1    Order of Completion of Transactions. The transactions provided for in Article I of this Agreement shall be completed immediately following the Effective Time in the order set forth therein; provided, that in no event shall the Effective Time be deemed to have occurred prior to the consummation of the transactions contemplated by the Phase 1 Agreement.

Section 3.2    Effective Time. Notwithstanding anything contained in this Agreement to the contrary, none of the provisions herein shall be operative or have any effect until the Effective Time, at which time all such provisions shall be effective and operative in accordance with Section 3.1 without further action by any Party.

ARTICLE IV

MISCELLANEOUS

Section 4.1    Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 4.2    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 4.3    No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 4.4    Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

Section 4.5    Applicable Law; Forum, Venue and Jurisdiction.

(a)    This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

(b)    Each of the Parties:

(i)    irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to this Agreement shall be exclusively brought in the Court of Chancery of the State of Delaware;

(ii)    irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware in connection with any such claim, suit, action or proceeding;

(iii)    agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of the Court of Chancery of the State of Delaware or of any other court to which proceedings in the Court of Chancery of the State of Delaware may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper;

(iv)    expressly waives any requirement for the posting of a bond by a Party bringing such claim, suit, action or proceeding; and

(v)    consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such Party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law.

Section 4.6    Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 4.7    Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement. Notwithstanding anything in the foregoing to the contrary, any amendment executed by the Partnership or any of its subsidiaries shall not be effective unless and until the execution of such amendment has been approved by the conflicts committee of the General Partner’s board of directors.

Section 4.8    Integration. THIS AGREEMENT AND THE INSTRUMENTS REFERENCED HEREIN SUPERSEDE ALL PREVIOUS UNDERSTANDINGS OR AGREEMENTS AMONG THE PARTIES, WHETHER ORAL OR WRITTEN, WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT AND SUCH INSTRUMENTS. THIS AGREEMENT AND SUCH INSTRUMENTS CONTAIN THE ENTIRE UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO UNDERSTANDING, REPRESENTATION, PROMISE OR AGREEMENT, WHETHER ORAL OR WRITTEN, IS INTENDED TO BE OR SHALL BE INCLUDED IN OR FORM PART OF THIS AGREEMENT UNLESS IT IS CONTAINED IN A WRITTEN AMENDMENT HERETO EXECUTED BY THE PARTIES HERETO AFTER THE DATE OF THIS AGREEMENT.

Section 4.9    Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties to this Agreement have caused it to be duly executed as of the date first above written.

DOMINION ENERGY QUESTAR CORPORATION

By:	/s/ Diane Leopold
Name:	Diane Leopold
Title:	President

DOMINION ENERGY MIDSTREAM GP, LLC

By:	/s/ Diane Leopold
Name:	Diane Leopold
Title:	Executive Vice President and President & Chief Executive Officer – Gas Infrastructure Group

DOMINION ENERGY MIDSTREAM PARTNERS, LP

By:	Dominion Energy Midstream GP, LLC,
its General Partner

	By:	/s/ Diane Leopold
	Name:	Diane Leopold
	Title:	Executive Vice President and President & Chief Executive Officer – Gas Infrastructure Group

Signature Page to Contribution, Distribution and Assumption Agreement

DOMINION MLP HOLDING COMPANY, LLC

By:	Dominion Cove Point, LLC,
its Sole Member

	By:	/s/ Diane Leopold
	Name:	Diane Leopold
	Title:	President

DOMINION GAS PROJECTS COMPANY, L.L.C.

By:	Dominion Energy Questar Corporation,
its Sole Member

	By:	/s/ Diane Leopold
	Name:	Diane Leopold
	Title:	President

DOMINION COVE POINT, LLC

By:	/s/ Diane Leopold
Name:	Diane Leopold
Title:	President

Signature Page to Contribution, Distribution and Assumption Agreement

COVE POINT GP HOLDING COMPANY, LLC

By:	Dominion Energy Midstream Partners, LP, its Sole Member

	By:	Dominion Energy Midstream GP, LLC, its General Partner

		By:	/s/ Diane Leopold
		Name:	Diane Leopold
		Title:	Executive Vice President and President & Chief Executive Officer – Gas Infrastructure Group

DOMINION MLP HOLDING COMPANY II, LLC

By:	Dominion Cove Point, LLC,
its Sole Member

By:	/s/ Diane Leopold
Name:	Diane Leopold
Title:	President

QPC HOLDING COMPANY, LLC

By:	/s/ Diane Leopold
Name:	Diane Leopold
Title:	President

Signature Page to Contribution, Distribution and Assumption Agreement

EXHIBIT A

Form of Amendment to DGPC Operating Agreement

(See attached)

EXHIBIT B

Form of Amendment to Cove Point Limited Partnership Agreement

(See attached)

EXHIBIT C

Form of Amendment to DM Limited Partnership Agreement

(See attached)

Signature Page to Contribution, Distribution and Assumption Agreement